UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition Agreement

On June 26, 2018, SAExploration Holdings, Inc., (“SAE”), through its wholly-owned subsidiary SAExploration, Inc. (the “Company”), entered into a stalking horse asset purchase agreement (the “Asset Purchase Agreement”) with Geokinetics, Inc. and certain of its subsidiaries, debtors and debtors-in-possession (each, a “Seller” and, collectively, “Sellers”), pursuant to which the Company agreed to (i) purchase substantially all of the assets of the Sellers, including accounts receivable, equipment, certain contracts, certain tax assets, inventory, certain intellectual property, and other assets related to the Company’s geophysical services business specializing in acquiring and processing seismic data worldwide (the “Purchased Assets”) and (ii) acquire certain liabilities related thereto in a transaction to be effected in Sellers’ bankruptcy proceeding under Chapter 11 of title 11 of the United States Code, §§ 101 et seq. (the “Bankruptcy Code”) which commenced on June 25, 2018. Pursuant to the Asset Purchase Agreement, the purchase price to be paid for the Purchased Assets is $20,000,000, less amounts due and owing to cure any defaults under the contracts being assigned that are required to be cured under the Bankruptcy Code in an amount not to exceed $1,000,000 in the aggregate (the “Purchase Price”). The Purchase Price shall be subject to a mutually agreed adjustment if the Sellers cannot confirm the existence or delivery of a threshold amount of Purchased Assets prior to the auction. The Sellers and the Company have made customary representations, warranties and covenants in the Asset Purchase Agreement.

The acquisition (the “Acquisition”) contemplated by the Asset Purchase Agreement is subject to a number of closing conditions, including, among others (i) the establishment of customary auction procedures provided for under the Bankruptcy Code, (ii) the entry of orders by the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) in the Sellers’ Chapter 11 case (A) establishing procedures for an auction process to solicit higher or better bids (the “Bidding Procedures Order”), which Bidding Procedures Order shall be satisfactory to the Company and shall include certain protections specified in the Asset Purchase Agreement; and (B) approving the sale of the Purchased Assets to the highest and best bidder at the conclusion of the auction (the “Sale Order”), each in the form acceptable to the Company; (iii) the accuracy of the representations and warranties of the parties; (iv) material compliance with the obligations of each party set forth in the Asset Purchase Agreement; (v) the release of all liens and encumbrances pursuant to the Sale Order; and (vi) all of the contracts included among the Purchased Assets shall be in full force and effect and cure by the Sellers of any and all defaults required to be cured under the Bankruptcy Code.

There is no assurance that the Sellers will not receive a higher or better offer for the assets or that the Company will be the successful bidder at any auction conducted by the Sellers.

In connection with the transaction and in an effort to facilitate the Acquisition, several of SAE’s significant stakeholders have made a commitment to provide the Sellers with debtor-in-possession financing which will enable the Sellers to continue as a going concern through the anticipated closing date of the Acquisition.

The representations and warranties of the Company in the Asset Purchase Agreement were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the Sellers. The Asset Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about the Company and its subsidiaries. The representations and warranties made by the Company in the Asset Purchase Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

The foregoing description is a summary of the material terms of the Asset Purchase Agreement and does not purport to be complete, and is qualified in its entirety by reference to the full context of the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the execution of the Asset Purchase Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press releases are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of June 26, 2018 by and among Geokinetics Inc., Geokinetics Holdings USA, Inc., Geokinetics Processing, Inc., Geokinetics USA, Inc., Advanced Seismic Technology, Inc., Geokinetics International Holdings, Inc., Geokinetics International, Inc., Geokinetics (Australasia) PTY Ltd., Geokinetics Exploration, Inc. and SAExploration, Inc.*

99.1	Press Release dated June 27, 2018.

*	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, annexes and exhibits, or any section thereof, to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2018	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary